Investment	12 Months Ended
Jun. 30, 2022
Investment
Investment
4.	Investment

On May 5, 2022, the Company entered into an agreement to purchase 179,175 common shares of Aqualung Carbon Capture AS (“Aqualung”) for $3,113,991 (NOK 23.3 million). Aqualung is a leader in Carbon Capture technology and is based out of Norway with operations in the United States. As of June 30, 2022, the Company had not received its share certificates as Aqualung was registering them in Norway.

Changes in the Company’s Investment in Aqualung are summarized as follows:

	2022	2021
	$	$
Balance, June 30, 2021	—	—
Initial investment	3,113,991	—
Effect of movement in foreign exchange rates	107,500	—
Balance, June 30, 2022	3,221,491	—